UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2013

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW
New Prague, MN 56071

(Address of Principal Executive Offices)(Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 22, 2013, Electromed, Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”). Shareholders cast votes on the following five proposals, as described in the Company’s Proxy Statement:

1) To set the number of directors at six (6).

2) To elect the following six (6) director nominees named in the Proxy Statement: Stephen H. Craney, William V. Eckles, Craig N. Hansen, Dr. George H. Winn, Darrel L. Kloeckner and Kathleen S. Skarvan.

3) To ratify the appointment of McGladrey LLP as the Company’s independent registered public accountant for the Company’s 2014 fiscal year.

4) To consider and vote upon, on a non-binding and advisory basis, named executive officer compensation.

5) To consider and recommend, on a non-binding and advisory basis, whether named executive officer compensation votes should occur every year, every two years or every three years.

The votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1—The shareholders approved setting the number of directors at six (6).

For	4,035,624
Against	926,209
Abstain	527,528
Broker Non-Vote	0

Proposal No. 2—The shareholders elected each of the six nominees to the Board of Directors to serve until the next annual meeting of shareholders.

	For	Withheld	Broker Non-Vote
Stephen H. Craney	2,791,290	1,197,434	1,500,637
William V. Eckles	2,796,142	1,192,582	1,500,637
Craig N. Hansen	2,964,782	1,023,942	1,500,637
Dr. George H. Winn	2,811,452	1,177,272	1,500,637
Darrel L. Kloeckner	2,794,142	1,194,582	1,500,637
Kathleen S. Skarvan	2,813,377	1,175,347	1,500,637

Proposal No. 3—The shareholders ratified the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2014.

For	4,679,946
Against	769,415
Abstain	40,000
Broker Non-Vote	0

Proposal No. 4—The shareholders approved, on a non-binding and advisory basis, named executive officer compensation.

For	3,173,835
Against	712,388
Abstain	102,501
Broker Non-Vote	1,500,637

Proposal No. 5—The shareholders recommended, on a non-binding and advisory basis, that votes on named executive officer compensation should occur every year.

1 Year	3,182,975
2 Years	210,578
3 Years	67,330
Abstain	527,841
Broker Non-Vote	1,500,637

In light of the recommendation at the Annual Meeting by the Company’s shareholders, on a non-binding and advisory basis, of a one-year frequency for non-binding and advisory votes on the compensation of the Company’s named executive officers, the Company will hold future non-binding and advisory shareholder votes on the compensation of the Company’s named executive officers every year until its next vote on the frequency of such shareholder advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electromed, Inc.

Date: November 25, 2013	By	/s/ Jeremy Brock
	Name:	Jeremy Brock
	Title:	Chief Financial Officer